Exhibit 99.1

Q3 2018 Investor Presentation

Forward Looking Statements and Non-GAAP Financial Measures This presentation contains forward-looking statements that reflect our current views with respect to, among other things, our operations and financial performance. You generally can identify these statements by the use of words such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These risks and uncertainties include those risks described in our filings with the Securities and Exchange Commission and include, but are not limited to, risks related to our ability to retain existing, and attract new, merchants and bank partners; our future financial performance, including trends in revenue, cost of revenue, gross profit or gross margin, operating expenses, and free cash flow; changes in market interest rates; increases in loan delinquencies; our ability to operate successfully in a highly regulated industry; the effect of management changes; cyberattacks and security vulnerabilities in our products and services; and our ability to compete successfully in highly competitive markets. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, we disclaim any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements. This presentation also contains information about the Company’s Pro Forma Net Income, Pro Forma Diluted EPS, Adjusted EBITDA and Free Cash Flow, all of which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We use Adjusted EBITDA to manage our business, make planning dec isions, evaluate our performance and allocate resources. We believe that Adjusted EBITDA and the other non-GAAP financial measures presented herein provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to important metrics used by our management in connection with financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in evaluating our financial performance and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. A reconciliation of each of the foregoing non-GAAP financial measures to the most directly comparable GAAP financial measure is included at the end of this presentation. These non-GAAP measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. The non-GAAP measures GreenSky uses may differ from the non-GAAP measures used by other companies. 2

GreenSky at a Glance Powering Commerce at the Point of Sale GREENSKY, INC. IS A GROWTH COMPANY: GreenSky’s proprietary technology platform addresses a large and growing opportunity in mobile, online and in-store point of sale finance, driving significant value for our constituents: merchants, banks and consumers. Our efficient go-to-market strategy leverages a B2B2C customer acquisition model resulting in strong recurring revenues, low customer acquisition costs and high merchant retention rates, delivering both growth and profitability to our shareholders. ~14K Active Merchants1 ~2.1M Consumers >$15B Cumulative Transaction Volume 33% Q3’18 Transaction Growth 52% Q3’18 Adjusted EBITDA Margin2 Note: Active Merchant, Consumer and Cumulative Transaction Volume figures as of September 30, 2018. 1 Defined as home improvement merchants and healthcare providers that have submitted at least one consumer application during the twelve months ended at the date of measurement. 2 Adjusted EBITDA margin calculated as Adjusted EBITDA divided by total revenue. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See Appendix for reconciliations. 3

Financial Highlights Q3’17 Q3’18 growth ($ in millions, except shares) Transaction volume Loan servicing portfolio1 $ 1,049 $ 4,919 $ 1,400 $ 6,880 33% 40% KEY METRICS (Amounts in thousands, except per share data) Revenue Net Income Pro Forma Net Income2 Adjusted EBITDA2 GAAP Diluted EPS Pro Forma Diluted EPS2 Weighted average shares outstanding, diluted $ 88,316 38,162 31,677 46,357 n/a n/a n/a $113,912 45,712 38,809 58,877 $0.20 $0.21 189,155,924 29% 20% 23% 27% n/m n/m Partner as of Third Quarter Fiscal 2018 1 Loan servicing portfolio reflects end of period balance. 2 Pro Forma Net Income, Adjusted EBITDA and Pro Forma Diluted EPS are Non-GAAP measures. See Appendix for reconciliations to GAAP. 3 Bank partners and Bank Partner Funding is as of November 6, 2018 4 14,163 Active merchants 2.1 Million cumulative consumers 9 Bank Partners3 $11.5 Bank Funding3 768 Average FICO score of loans originated $15 Billion Cumulative transaction volume

Substantial Scale, Demonstrated Growth Transaction Volume ($ billions) Total Revenues ($ millions) Adj. EBITDA ($ millions) $326 2015 2016 2017 YTD Q3'17 YTD Q3'18 2015 2016 2017 YTD Q3'17 YTD Q3'18 2015 2016 2017 YTD Q3'17 YTD Q3'18 Note: Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliations to U.S. GAAP. 5 $3.8 $3.8 $2.9 $2.7 $2.1 $159 $138 $131 $111 $97 $305 $264 $236 $173 28% CAGR 2015-17 25% YTD Q3’17 v. YTD Q3’18 37% CAGR 2015-17 29% YTD Q3’17 v. YTD Q3’18 35% CAGR 2015-17 38% YTD Q3’17 v. YTD Q3’18

Key Investment Highlights

Key Investment Highlights 1. Total Addressable Market in excess of $1 trillion. 2. Technology Platform Addresses Large Opportunity & Drives Significant Value 3. Deeply Entrenched Ecosystem 4. Efficient Go-To-Market Strategy and Attractive Unit Economics 5. Proven Growth Strategy 6. Attractive Financial Profile Combining Growth, Visibility and Profitability 7. Ample Bank Partner funding 7

Significant Addressable Market $13T U.S. Personal Consumption Expenditure (Inclusive of U.S. e-commerce) $800B+ Existing + Adjacent Markets $4B 2017 Transaction Volume Home Furniture Auto Repair Appliances $600B+ Existing Markets Power Sports Jewelry Home Elective Improvement Healthcare Source: U.S. Bureau of Economic Analysis, IGS Analysis, Freedonia, Care Credit Proprietary Research, Census, BES, Frost & Sullivan, Ndada, AAMA, SEIA, SEMA Industry Report, Joint Center for Housing Studies of Harvard University 8

GreenSky Technology Enabled Platform A Differentiator for Merchants. A Barrier to Competition. constitutes loan acceptance or cash flow service provider 9 High Quality Servicing / Back-Office System of Record  “Big Money” platform serves as GreenSky’s core technological backbone and system of record Servicing / Back-Office Bank Reporting  Quarterly reviews and rigorous bank reporting Controls  Robust merchant management program to ensure highest quality consumer experience from their Customer Service  Customer service is 100% in-house to enhance customer experience / service quality Instant Funding / Payment Round Robin  GreenSky’s proprietary rules engine assigns loan applications to bank partners Instant Funding / Payment Loan Doc Issuance & Accounts  Unique transaction flow eliminates need for customer signatures; use of account number Transaction Processing  Real-time transaction processing allows for immediate merchant funding and greater sales and / Settlement & Funding  Leverages MasterCard or closed-loop rails to authorize / settle funds Fast, Simple Origination Application  Simple internet based process Fast, Simple Origination Underwriting  Designed underwriting process that incorporates credit performance over a full economic cycle Credit Decisioning  Rapid decisions for credit line increases and applications requiring second looks

Entrenched Ecosystem Merchants More Sales and Commerce Bank Partners Access to Attractive Consumers Consumers Instant, Paperless, Mobile Experience with Compelling Rates and Terms 10

Strong Recurring Revenues Built Upon Repeat and Growing Usage by Merchants Total Revenue ($M) CAGR 37 % Up 29 % Transaction Fees (85% of YTD Q3’18 Total Revenue )  Paid upfront by merchants every time they facilitate a transaction using GreenSky  Transaction fee depends on terms of promotion  Average Transaction Fee: 6.9% of YTD’18 Transaction Volume Servicing & Other Fees (15% of YTD’18 Total Revenue) Paid monthly by bank partners for servicing their loan portfolios  1.0% of Average Loan Servicing Portfolio YTD Q3’18  Q3'17 Q3'18 Servicing Transaction 11 $326 $305 $264 $236 $173 201520162017 YTDYTD

Proprietary Merchant Networks in Home Improvement & Elective Healthcare Proprietary Active Merchant Network¹ Spread Across 50 States 11,779 Home Improvement Merchant Originations Q3’18 Pools, 3% Roofing, 5% Construction, 4% Remodeling,… Solar, 4% Home Improvement Windows and oors, 46% 13% HVAC, 19% We believe there is significant opportunity for us to extend our platform to other verticals 2015 2016 2017 Q3'18 2,384 Elective Healthcare Doctors Dentists Vision Correction Outpatient Surgery Centers Veterinary Clinics 2015 2016 2017 Q3'18 1 Active merchants defined as home improvement merchants, other merchants and healthcare providers that have submitted at least one consumer loan application during the previous twelve months ended as of the period noted. 12 921 0 73 9,970 7,288 5,076

Steady Growth in Active Merchants and Providers Despite reductions in Solar merchant count, Risk Management and Emphasis on Customer Experience 2,384 1,960 377 Home Improvement Elective Healthcare Figures reported in Q2 incorrectly allocated net total merchant/provider additions to home improvement. Total active merchant/provider count remains unchanged 13 1,472 921 595 11,779 11,480 10,759 9,970 9,499 155 8,902 7,893

Steady Growth in Active Merchants and Providers

Despite reductions in Solar merchant count, Risk Management and Emphasis on Customer Experience



155
377
595
921
1,472
1,960
2,384
7,893
8,902
9,499
9,970
10,759
11,480
11,779
Home Improvement
Elective Healthcare

Figures reported in Q2 incorrectly allocated net total merchant/provider additions to home improvement. Total active merchant/provider count remains unchanged

13

As We Scale, Network Effects Reinforce and Support the Growth of Our Ecosystem + Bank Partners 15 We collect valuable data that creates the potential to cross-market across our constituents and generate more volume Merchants + Consumers Larger bank partner commitments allow us to facilitate more financing and attract more merchants + consumers Merchants Solution becomes integral to how our merchants regularly drive sales, making them more engaged and frequent users Merchants + Consumers Sales associates + consumers benefit from our solution, develop affinity and promote More satisfied users enable us to grow volume and negotiate larger commitments

We Deploy a B2B2C Approach to Amplify the Reach of Our Technology    No intermediary between GreenSky and the merchant Majority of merchants have annual transaction volume between $1mm - $10mm Referrals from existing merchants and/or their salespeople Formalized merchant referral program as part of larger merchant channel strategy Manufacturers and trade associations with vast networks of merchants in a particular product sphere Generally no revenue share provided to sponsor partners for referrals    16 Optimized for High-Value Customers Driven by Low-Cost Word of Mouth Driven by Aligned Incentives (2/3 of Originations) Direct to Merchant Organic Referral Sponsors

We Have Built a Best-in-Class Merchant and Customer Acquisition Model Sales & Marketing Expense % of Revenue 13% 12% 12% 11% 11% 8% 5% 2014 2015 2016 PayPal 2017 GreenSky YTD Q3'18 Square Note: GreenSky’s sales and marketing expense includes salary and benefits expenses as well as all other expenses directly related to sales and marketing departments. 17 10%10% 9%9% 4%5% 2% 3%

Recurring Transaction Fee Revenue With Strong Visibility and Rapid Payback Total Home Improvement1 Transaction Volume by 2014 – 2014 2015 2016 2017 2017 YTD Q3'17 YTD Q3'18 YTD Q3'18 2014 2015 2016 Note: “Dollar-based retention” is measured on an annual cohort basis, with a cohort defined as the merchants that enroll for the first time on our platform within a given year. Our dollar-based retention calculation is adjusted to exclude Home Depot and to exclude solar panel merchants, as we actively reduced our transaction volume with such merchants in 2017. “Dollar-based retention” refers to the transaction volume generated during a given year by each cohort of merchants relative to the transaction volume generated by that same merchant cohort in the prior year, and the calculation is adjusted for a two quarter seasoning period. “Payback period” refers to the number of months it takes for the cumulative transaction fees we earn from merchants acquired during a given month to exceed our total sales and marketing spend in that same month. “Lifetime Value / Customer Acquisition Cost” (LTV / CAC) is measured as the cumulative transaction fee revenues generated by merchants acquired during 2014, through the period ended March 31, 2018, by aggregating the total transaction volume for each calendar year and for the three months ended March 31, 2018 for the 2014 merchant cohort and multiplying each of the respective period's total transaction volume by each period's respective average transaction fee rate. Cumulative transaction fee revenue is compared to total sales and marketing costs in 2014 (inclusive of compensation costs for sales and marketing personnel). 1 Excludes Home Depot and solar merchants. 18 2018 Merchant Cohorts Rapid ~5 Months Average Payback Period for 2017 Valuable 44x Lifetime Value / Customer Acquisition Cost, 2014 Cohort Recurring 100%+ Dollar-Based Retention Across Each Annual Cohort, 2015-2017 Visible 93% Share of 2017 Transaction Volume from Merchants Acquired in 2016 or Earlier

Growing Bank Partner Commitments Maximum Commitments: 2011 2012 2013 2014 2015 2016 2017 2018 1 ~$11.5B 1 Bank Partnerships are as of November 6, 2018 19 Since June 30, 2018:  Two NEW Bank Partners, adding $2B in aggregate commitments  EXISTING Bank Partners increased their aggregate commitments by $1.6B Bank Partner Maximum Commitments ($B) % of Maximum Commitments Partner 1 $4.0 35% Partner 2 $2.0 17% Partner 3 $2.0 17% Partner 4 $1.5 13% Partner 5 $0.9 8% Partner 6 $0.5 4% Partner 7 $0.4 3% Partner 8 $0.1 1% Partner 9 $0.1 1% $11.5 100%

Why Do Banks Want to Lend Through GreenSky’s Platform? Less: Interest Expenses 1.02% 1.02% +53% higher Statistics Across All FDIC Banks4 Net Interest Margin After Losses 3.40% 2.86% 2.90% 2.90% 2.91% 6.24% 2.94% Margin Net Charge-Off Rate 1 This example reflects a typical origination and servicing arrangement with a bank partner. Each agreement’s terms are slightly different. 2 Assumes 60 bps loss net charge-off rate for all returns. 3 Banks generally pay a servicing fee of approximately 100bps 4 FDIC Data as of June 2018 20 3.38% 3.35% 3.79% 10.26% 3.56% 2.95% 4.00% 4.02% 0.88% 1.14% 0.48% 0.45% 0.16% 0.01 % All Insured Institutions Commercial Banks Savings Institutions Net Interest Credit Card Lenders Commercial Lenders Mortgage Lenders Consumer Lenders Net Interest Income 3.38%2.73% Less Losses20.60%0.00% Net Interest Income after Losses2.78%2.73% Less: Cost of Servicing3 1.00%0.00% Net Interest Income After Losses and Servicing Costs1.78%2.73% Return w/ Bank Lending ExampleTraditional ReturnGreenSky1 Interest Income 4.40% 3.75%

GreenSJ <Y· Loan Servicing Portfolio FICO Distribution Consistently High Credit Standards ./33% over 780 FICO ./60% over 740 FICO ./85% over 700 FICO ./2% less than 660 FICO 21

Portfolio Performance Metrics Strong and Stable Credit Performance 08/07/18) reflected 30+ days delinquencies as a percentage of 22 Weighted Average FICO Scores 771 772 770 769 768 768 757 Q2'17Q3'17Q4'17Q1'18Q2'18Q3'18 FICO (Weighted Avg. of Loans Originated during the Quarter) FICO (Weighted Avg. of Loan Servicing Portfolio) Weighted Average FICO scores of loans originated during the quarter and Weighted Average FICO of the Loan Servicing Portfolio have remained steady. Delinquency % (30+ days) 1.45% 1.44% Q1Q2Q3Q4 20172018 Represents delinquencies of 30+ days as a percentage of balances with payment due. Note: Supplemental Financial Presentation for Q2’18 (posted on the total servicing portfolio. 752 755 757 757 757

Our Contracts with Our Bank Partners are a Key Innovation for Our Company & Pillar of Our Success Fixed servicing fee Note: Component parts of the incentive payment calculation shown are illustrative and not averages. 23 This structure has resulted in our ability to build a transaction volume centric model with virtually no balance sheet, partner with multiple banks, and monetize via transaction and servicing fees We May Collect Incentive Payments from Bank Partners Billed portfolio yield 10% (1%) Agreed-upon target margin paid to Realized credit losses bank partner (2.5%) (3.75%) Cash escrow 1% Illustrative incentive payment 2.75%

Our Financial Model Provides a Compelling Investment Opportunity Visible Recurring Revenue Efficient Go-to-Market Attractive Unit Economics Proven Scale Significant Growth Strong Margins • ~14k active merchants and providers 2.1M consumers $15B+ transaction volume • 35% CAGR 2015-17 transaction volume growth Accelerating transaction volume growth • Merchants pay us a transaction fee every time they facilitate a transaction Banks pay us a fixed monthly servicing fee on their portfolios • • 100%+ dollar-based retention (0% attrition on a dollar basis ~5 month payback on sales and marketing • 52% Q3’18 Adjusted EBITDA Margin1; 45% Adjusted EBITDA margin in YTD Q3’18 5% of YTD Q3’18 revenue spent on sales & marketing expense • • • • • • • YTD up 38% year-over-year 1 Adjusted EBITDA margin calculated as adjusted EBITDA divided by total revenue. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See Appendix for reconciliations to U.S. GAAP. 24

Historical Financials

Transaction Volume is Growing Strongly & Generating Significant Revenue 3 months ended 9/30 Transaction Fees  Increase in transaction fees driven by strong transaction volume growth year over year Servicing and Other  Servicing fees increased in line with an increase in the portfolio serviced for our bank partners Cost of Revenue Origination and Servicing Related  Origination and servicing expenses increased to support strong growth in transaction volume and the loan servicing portfolio FV Change in FCR Liability  Change in the FCR liability reflects normal-course seasonality, loan product mix of originations and seasoning of portfolio Operating Expenses  Growth in sales and marketing continues to support increased brand recognition, merchant communication and GreenSky’s direct-to-consumer strategy Note: Adjusted EBITDA, Pro forma Diluted EPS and Pro forma Net Income are non-GAAP measures. See Appendix for reconciliations to U.S. GAAP. (1) Amounts as presented may not foot due to rounding. 26 ($ millions) 2015 2016 2017 2017 2018 Transaction volume $ 2,076 $ 2,882 $ 3,767 $ 1,049 $ 1,400 Growth 39%31% 28%33% Average loan servicing portfolio $ 2,003 $ 3,156 $ 4,501 $ 4,680 $ 6,573 Growth 58%43% 41%40% ($ millions, except per share data)(1) Transaction fees $ 153 $ 228 $ 279 $ 76 $ 97 Servicing and other 21 35 47 12 17 Total revenue $ 173 $ 264 $ 326 $ 88 $ 114 Cost of revenue (37)(79)(90) (22)(35) Operating expenses (44)(65)(91) (26)(24) Total costs and expenses Operating profit Other income / (expense) Income tax expense Net income Pro forma Net Income Adjusted EBITDA GAAP Diluted EPS Pro forma Diluted EPS Weighted avg. shares outstanding, diluted (millions) ($80)($ 144) ($ 180) ($48)($60) $ 93 $ 120 $ 146 1 5 (7) ---$ 40 $ 54 (2)(5) -(3) $ 94 $ 124 $ 139 ---$ 97 $ 131 $ 159 ---------$ 38 $ 46 32 39 $ 46 $ 59 -$ 0.20 -$ 0.21 -189.2

Origination Productivity Index Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 TF % Yield COFI OPI 27 22.3% 22.2% 20.8%21.8%22.1%22.1%21.9%21.9% Calculation Methodology: Origination Productivity Index (“OPI”) is the sum of three (3) components of forecasted cash flows attributable to quarterly Bank Partner origination, as follows: 1) Transaction Fees •Transaction Fee % is Transaction Fee revenue to be collected divided by quarterly Transaction Volume. For Q3’18, TF% was 6.9%. 2) Yield Cash Flows (“YCF”) •The finance charges forecasted to be collected (net of finance charge reversals) attributable to quarterly originations over the Weighted Average Life (WAL) of the loans (1.2 years for Deferred Interest Loans and 3.2 years for Reduced Rate Loans) divided by the quarterly Transaction Volume. •For Q3’18, YCFs totaled 17.8% which was the sum of (a) Deferred Rate Loan Yield Cash Flows (35% of total) with an average yield of 24.4% per annum, net of finance charge reversals over its WAL, and (b) Reduced Rate Loan Yield Cash Flows (65% of total) with an average yield of 7.2% per annum over its WAL. 3) COFI Cash Flows: To impute Bank Partner cost of funds, we used the published 11th District Bank Cost of Funds Index (COFI) for each quarter (Q3’18=1.02%) over the WAL of the quarterly Transaction Volume, divided by the quarterly Transaction Volume.

Transaction Volume is Growing Strongly & Generating Significant Revenue 3 months ended 9/30 - (3) Note: Adjusted EBITDA, Pro forma Diluted EPS and Pro forma Net Income are non-GAAP measures. See Appendix for reconciliations to U.S. GAAP. (1) Amounts as presented may not foot due to rounding. 28 ($ millions) 2015 2016 2017 2017 2018 Transaction volume $ 2,076 $ 2,882 $ 3,767 $ 1,049 $ 1,400 Growth 39%31% Average loan servicing portfolio $ 2,003 $ 3,156 $ 4,501 Growth 58%43% 28%33% $ 4,680 $ 6,573 41%40% ($ millions, except per share data)(1) Transaction fees $ 153 $ 228 $ 279 $ 76 $ 97 Servicing and other Total revenue Cost of revenue Operating expenses Total costs and expenses Operating profit Other income / (expense) Income tax expense Net income Pro forma Net Income Adjusted EBITDA GAAP Diluted EPS Pro forma Diluted EPS Weighted avg. shares outstanding, diluted (millions) 21 35 47 12 17 $ 173 $ 264 $ 326 (37)(79)(90) (44)(65)(91) $ 88 $ 114 (22)(35) (26)(24) ($80)($ 144) ($ 180) ($48)($60) $ 93 $ 120 $ 146 1 5 (7) ---$ 40 $ 54 (2)(5) $ 94 $ 124 $ 139 ---$ 97 $ 131 $ 159 ---------$ 38 $ 46 32 39 $ 46 $ 59 -$ 0.20 -$ 0.21 -189.2 David Zalik, President and CEO of GreenSky, commented on third quarter fiscal 2018 results: “With record performance this quarter, we continued a strong fiscal 2018 in terms of both growth and profitability,” said David Zalik, Chairman and CEO of GreenSky. “We are in the early stages of penetrating addressable home improvement, elective healthcare and e-commerce domestic markets that, in the aggregate, exceed $1 trillion.” “I continue to be confident in GreenSky's ability to deliver exceptional growth, profitability and free cash flow."

Our Loan Servicing Portfolio Contributes Additional Recurring Revenue 3 months ended 9/30 Servicing & Other Fees Servicing and Other Fees / Avg. Servicing Portfolio $47 1.0% 2015 2016 2017 Note: Adjusted EBITDA, Pro forma Diluted EPS and Pro forma Net Income are non-GAAP measures. See Appendix for reconciliations to U.S. GAAP. 1 Amounts as presented may not foot due to rounding. 29 $35 $21 1.0% 1.0%1 ($ millions) 2015 2016 2017 2017 2018 Transaction volume $ 2,076 $ 2,882 $ 3,767 Growth 39%31% $ 1,049 $ 1,400 28%33% Average loan servicing portfolio $ 2,003 $ 3,156 $ 4,501 $ 4,680 $ 6,573 Growth 58%43% 41%40% ($ millions, except per share data)(1) Transaction fees $ 153 $ 228 $ 279 $ 76 $ 97 Servicing and other 21 36 47 12 17 Total revenue Cost of revenue Operating expenses Total costs and expenses Operating profit Other income / (expense) Income tax expense Net income Pro forma Net Income Adjusted EBITDA GAAP Diluted EPS Pro forma Diluted EPS Weighted avg. shares outstanding, diluted (millions) $ 173 $ 264 $ 326 (37)(79)(90) (44)(65)(91) $ 88 $ 114 (22)(35) (26)(24) ($80)($ 144) ($ 180) ($48)($60) $ 93 $ 120 $ 146 1 5 (7) ---$ 40 $ 54 (2)(5) -(3) $ 94 $ 124 $ 139 ---$ 97 $ 131 $ 159 ---------$ 38 $ 46 32 39 $ 46 $ 59 -$ 0.20 -$ 0.21 -189.2

Our Costs & Expenses 3 months ended 9/30 Cost of Revenue Origination Related  0.5% of transaction volume in Q3’18  Staff, variable credit and identity verification, and other Servicing Related  0.6% of average servicing portfolio in Q3’18  Call center personnel, printing and postage FV Change in FCR Liability  1.1% of average servicing portfolio in Q3’18  Our obligation to remit previously billed, but uncollected finance charges on deferred interest loans that paid off during their promotional periods, net of cash receipts from bank partners and third-party investors Operating Expenses  Primarily consists of compensation and benefits  Our technology-led and sponsor-backed go-to-market strategy has enabled minimal sales and marketing expenses Note: Adjusted EBITDA, Pro forma Diluted EPS, and Pro forma Net Income are non-GAAP measures. See Appendix for reconciliations to U.S. GAAP. 1 Amounts as presented may not foot due to rounding. 30 ($ millions) 2015 2016 2017 2017 2018 Transaction volume $ 2,076 $ 2,882 $ 3,767 Growth 39%31% Average loan servicing portfolio $ 2,003 $ 3,156 $ 4,501 Growth 58%43% $ 1,049 $ 1,400 28%33% $ 4,680 $ 6,573 41%40% ($ millions, except per share data)1 Transaction fees Servicing and other Total revenue $ 153 $ 228 $ 279 21 35 47 $ 76 $ 97 12 17 $ 173 $ 264 $ 326 $ 88 $ 114 Cost of revenue (37)(79)(90) (22)(35) Operating expenses (44)(65)(91) (26)(24) Total costs and expenses Operating profit Other income / (expense) Income tax expense Net income Pro forma Net Income Adjusted EBITDA GAAP Diluted EPS Pro forma Diluted EPS Weighted avg. shares outstanding, diluted (millions) ($80)($ 144) ($ 180) ($48)($60) $ 93 $ 120 $ 146 1 5 (7) ---$ 40 $ 54 (2)(5) -(3) $ 94 $ 124 $ 139 ---$ 97 $ 131 $ 159 ---------$ 38 $ 46 32 39 $ 46 $ 59 -$ 0.20 -$ 0.21 -189.2

Cost of Revenue Q2’17 Q3’17 Q4’17 Q1’18 Q2’18 Q3’18 ($ in millions) Transaction Volume $ 970 $ 1,049 $ 1,043 $ 1,033 $ 1,318 $ 1,400 Average Loan Servicing Portfolio 4,210 4,680 5,162 5,541 5,931 6,573 ($ in thousands) Cost of revenue 5,467 5,877 5,565 % of transaction volume 0.6% 0.6% 0.5% 0.6% 0.5% 0.5% % of avg. loan servicing portfolio (annualized) 0.5% 0.6% 0.6% 0.6% 0.6% 0.6% % of avg. loan servicing portfolio (annualized) 1.1% 0.8% 0.6% 1.6% 1.3% 1.1% Total Cost of revenue % of Avg. Loan Servicing Portfolio (annualized) $ 23,193 $ 22,036 $ 21,180 $ 36,130 $ 33,765 $ 35,374 2.2% 1.9% 1.6% 2.6% 2.3% 2.2% 31 Fair value change in FCR liability 11,980 9,588 8,258 21,510 19,226 18,846 Servicing related 5,746 6,571 7,357 8,379 8,569 9,065 Origination related $ $ $ $ 6,241 $ 5,970 $ 7,463 Fair Value Change in FCR Liability  Fair value changes reflect the increase or decrease in our expected obligation to return billed interest to our Bank Partners in the future, which is positively impacted by incentive payments and receipts from Charged-Off Receivables investors.  Refer to page 32 of this presentation for additional detail. Origination Related  Staff, variable credit and identity verification and other Servicing Related  Call center personnel, printing and postage

FCR liability Consistent as % of Avg. Loan Servicing Portfolio ($ in millions) Q2’17 Q3’17 Q4’17 Q1’18 Q2’18 Q3’18 Average Loan Servicing Portfolio ($ in thousands) $ 4,210 $ 4,680 $ 5,162 $ 5,541 $ 5,931 $ 6,573 Beginning balance $ 73,181 $ 76,319 $ 82,752 $ 94,148 $ 100,913 $ 107,047 % of avg. loan servicing portfolio (annualized) 2.3% 2.6% 2.7% 2.0% 2.3% 2.3% % of avg. loan servicing portfolio (annualized) (3.1%) (2.9%) (2.5%) (3.1%) (3.2%) (2.9%) % of avg. loan servicing portfolio (annualized) 1.1% 0.8% 0.6% 1.6% 1.3% 1.1% Ending balance % of avg. loan servicing portfolio $ 76,319 1.8% $ 82,752 1.8% $ 94,148 1.8% $ 100,913 1.8% $ 107,047 1.8% $ 117,202 1.8% 1 GreenSky initiated a program of selling the cash flows from charged-off recoveries in September of 2017. Receipts, after excluding the proceeds of recovery sales and excluding the proceeds from un-sold recoveries, would represent 1.9%, 1.6%, 1.6%, 1.9%, and 1.8%, of avg. serv. assets for the q3 17 to q3 2018 periods, respectively 32 Fair value change in FCR liability 11,980 9,588 8,258 21,510 19,226 18,846 Settlements(32,762)(33,830)(31,666)(42,838)(46,834)(47,211) Receipts1 23,920 30,675 34,804 28,093 33,742 38,520 FCR related Receipts  Q2 & Q3 receipts are the high points of the year.  Seasonal patterns in credit losses create variability quarter to quarter.  Also includes proceeds from the sale of Charged-Off Receivables which began in Q3’17 FCR related Settlements  Settlement activity increased primarily as a result of continued growth in deferred interest products in our loan servicing portfolio. Fair value change in FCR Liability  A component of Cost of Revenue and represents the amount necessary to build the FCR liability balance to required level based on forecasted FCR settlements. FCR Liability ending balance  Our weighted average future reversal rate of billed finance charges was 88.9% as of September 30, 2018.

Benefits of Scale Beginning to Materialize in Operating Expense Ratios 31.3% 30.0% Q1 Q2 Q3 2018 Q4 2016 2017 Note : Q3 2017 Adjusted for impact of Equity related transaction expenses of $2.6m. Operating expenses, excluding Cost of Revenue as a percentage of Revenue 33 27.9% 26.6%25.6%26.6% 23.3% 24.6% 23.8% 21.0% 21.7%

GreenSky

Benefits of Scale Beginning to Materialize in Operating Expense Ratios


27.9%
31.3%
30.0%
23.3%
26.6%
23.8%
21.7%
25.6%
21.0%
26.6%
24.6%
Q1
Q2
Q3
Q4
2016
2017
2018

Note : Q3 2017 Adjusted for impact of Equity related transaction expenses of $2.6m. Operating expenses, excluding Cost of Revenue as a percentage of Revenue

33

GreenSI(y Loan Product Re-Pricing Illustration Recapturing Increases in Interest Rates through Price Increases From To From To Transaction fee Life time Finance Charges Life time Bank Margin at 3.75% Gross Cash Flows 5.5% 14.4% (9.0%) 10.9% 7.3% 14.4% (10.8%) 10.9% Transaction fee Life time Finance Charges Life time Bank Margin at 3.75% Gross Cash Flows 3.8% 15.2% (8.2%) 10.9% 5.5% 15.2% (9.8%) 10.9% Fee increase Fee increase Up 75bps to 4.25% Up 75bps to 4.25% Illustrative Cash Flow Timing of $1B of 5.99% Loan vs. 6.99% Loans Life time Cash flows are the same whether merchant chooses to maintain same product offering (e.g., 5.99% loan) or chooses to maintain the same transaction fee by switching to a higher APR loan offering (e.g., 6.99% loan) Annual Cash Flows Transaction Fee 7.3% $80 $20 $60 $15 $40 $10 Yr5-$5 Yr4• •Difference $20 $0 $0 Yr 1 Yr2 Yr3 •6.99% Loan •5.99% Loan •6.99% Loan •Difference •5.99% Loan 35 7 year Reduced Rate, 6.99% Interest Rate 7 year Reduced Rate, 5.99% Interest Rate

GreenSky

Loan Product Re-Pricing Illustration

Recapturing Increases in Interest Rates through Price Increases

7 year Reduced Rate, 5.99% Interest Rate			
	From		**To**
Transaction fee	5.5%	*Fee increase*	7.3%
Life time Finance Charges	14.4%		14.4%
Life time Bank Margin at 3.75%	(9.0%)	*Up 75bps to 4.25%*	(10.8%)
Gross Cash Flows	**10.9%**		**10.9%**

7 year Reduced Rate, 6.99% Interest Rate			
	From		**To**
Transaction fee	3.8%	*Fee increase*	5.5%
Life time Finance Charges	15.2%		15.2%
Life time Bank Margin at 3.75%	(8.2%)	*Up 75bps to 4.25%*	(9.8%)
Gross Cash Flows	**10.9%**		**10.9%**

Illustrative Cash Flow Timing of $1B of 5.99% Loan vs. 6.99% Loans


Transaction Fee
$80
$60
$40
$20
$0
7.3%
5.5%
1.8%
5.99% Loan
6.99% Loan
Difference


Annual Cash Flows
$20
$15
$10
$5
$0
Yr 1
Yr2
Yr 3
Yr 4
Yr 5
5.99% Loan
6.99% Loan
Difference

Life time Cash flows are the same whether merchant chooses to maintain same product offering (e.g., 5.99% loan) **or** chooses to maintain the same transaction fee by switching to a higher APR loan offering (e.g., 6.99% loan)

35

Guidance Reconciliation 13% 14% 7.4% 6.9% 7.0% 6% 6.6% Guidance (Mid-point) 2018 ($ millions) 2016 2017 Transaction volume Growth Avg. Transaction Fee % Avg. APR of Originations Adjusted EBITDA Adj. EBITDA Margin $ 2,882 39% 7.9% 10.6% $ 131 50% $ 3,767 31% 7.4% 11.5% $ 159 49% $ 5,000 33% 6.9% 12.7% $ 170 41% 37 • Track record of 30%+ Growth in Transaction volume • Transaction Fee % is stable following shift out of solar segment. • 2018 impacted by 0.5% decline in Transaction Fee Rate, resulting in $25M reduction in Revenue and Adjusted EBITDA in 2018 Average Transaction Fee 8.0%7.9% 7.8% 7.6% 7.4% 7.2% 6.8% 6.4% 201620172018 % of Solar Originations 18%17% 16% 12% 10% 8%5% 4% 2% 0% 20162017YTD 18 Avg APR of Originations 13% 12.7% 13% 12%11.5% 12% 11%10.6% 11% 10% 10% 20162017YTD 18

2018 Guidance Reconciliation Originations Guidance (given August 7), in $millions Low End $5,100.0 Originations Guidance (given November 6) Mid-point $5,000.0 Adjusted EBITDA Guidance (given August 7), in $millions Low End $192.0 P&L Geography Origination Volume variance ($100M at 7%) (7.0) Transaction Fees FCR (Liability build), at 1.8% of avg. servicing portfolio)) (1.0) Fair Value Change in FCR Liability Cost of Revenue (Orig. and Servicing Expense) (1.7) Cost of Revenue Adjusted EBITDA Guidance (given November 6) Mid-point $170.0 38 Other (Misc., Op Ex, Other Inc./Exp.)(1.5)Various Bank Margin Increase plus Charge Off increase (net of recovery proceeds) (6.9)FCR Receipts Portfolio Yield (6 bps higher) 2.8 FCR Receipts Transaction Fee in Q3’18 (7% v. 7.5%) (6.7)Transaction Fees Change in forecast from 35% to 33% YoY Growth (100.0)

2019 Guidance Reconciliation Mid-point $6,600.0 Originations Guidance (given November 6), in $millions Adjusted EBITDA (prior expectations) $ 258.1 Transaction Fee (7.1% vs prior 7.4%) (19.3) Performance Fees (22bps of Average Servicing Portfolio) 1 (19.2) Lower Operating Expenses 2.2 1 Including increased Bank margin of $35M, increased APR of $29M, increased net charge-offs related to aging portfolio. 39 Adjusted EBITDA Guidance (given November 6) $ 217.5 Lower Operations Expenses4.7 Average Servicing Portfolio Size (2.5% lower on avg. servicing portfolio of $8.7B)(9.0)

Why We Win

Why We Win Large Addressable Market Large, Entrenched Ecosystem Proprietary Technology Platform Scalable Business Model < 1% market share in existing markets Merchants, consumers and banks benefit from enhanced access to each other Instant Technology-led distribution Paperless ~5 month payback on merchant acquisition costs Additional verticals to penetrate, currently under development Virtuous cycle of increasing engagement and value creation Mobile 100%+ dollar-based merchant retention (0% attrition on a dollar basis) Total addressable market > $13 trillion 41

Significant Identified Growth Strategies Deliver New Solutions Leverage our data to attract incremental customers and offer new products Widen Spectrum of Constituents Extend financing to a wider range of consumer credit profiles Expand set of bank partners New Industry Verticals Further expand into the elective healthcare industry Leverage platform across online retail and additional store-based merchants  Onboard More Merchants Continue building relationships with Sponsors, independent high sales volume merchants and contractors Less than 1% market share of existing verticals ($600bn+)      42

Appendix Non-GAAP Reconciliations

Reconciliation of Net Income to Pro Forma Net Income YTD Q3’17 YTD Q3’18 Q3’17 Q3’18 ($ in thousands) Net income $38,162 $45,712 $98,766 $105,132 Non-recurring transaction expenses 1 2,612 511 2,612 2,393 Incremental pro forma tax expense 2 (9,097) (7,414) (22,619) (19,853) 1 In 2018, non-recurring transaction expenses include certain costs associated with our IPO, which were not deferrable against the proceeds of the IPO. Further, certain costs related to our March 2018 term loan upsizing were expensed as incurred, rather than deferred against the balance of the term loan, and therefore are being added back to net income given the non-recurring nature of these expenses. In 2017, non-recurring transaction expenses include one-time fees paid to an affiliate of one of the members of the board of directors in conjunction with the August 2017 term loan transaction. 2 This adjustment represents the incremental tax effect on net income, adjusted for non-recurring transaction expenses, assuming that all consolidated net income was subject to corporate taxation for the periods presented. For the three months ended September 30, 2018 and 2017, we assumed effective tax rates of 21.8% and 22.3%, respectively. For the nine months ended September 30, 2018 and 2017, we assumed effective tax rates of 22.1% and 22.3%, respectively. 44 Pro Forma Net Income $31,677 $38,809 $78,759 $87,672

Reconciliation of GAAP Diluted EPS to Pro Forma Diluted EPS Q3’18 GAAP Diluted EPS Non-recurring transaction expenses $0.20 $0.01 1 Pro Forma Diluted EPS represents Pro Forma Net Income divided by GAAP weighted average diluted shares outstanding for the quarter ended September 30, 2018, which recalculates to $0.21. “Non-recurring transaction expenses” is rounded up for footing purposes and the tax effect of the "non-recurring transaction expenses" is not included in the reconciliation, as it is immaterial. 45 Pro Forma Diluted EPS1$0.21

Reconciliation of Net Income to Adjusted EBITDA Three Months Ended Nine Months Ended ($ in thousands) 9/30/17 9/30/18 9/30/17 9/30/18 Net income Interest expense Tax expense1 Depreciation and amortization Equity-related expense2 Fair value change in servicing liabilities3 Non-recurring transaction expenses4 $38,162 2,189 114 923 1,557 800 2,612 $45,712 6,013 3,572 1,192 1,457 420 511 $98,766 2,363 286 2,798 3,329 800 2,612 $105,132 17,391 5,378 3,229 4,316 621 2,393 Revenue $88,316 $113,912 $236,073 $304,942 1 Includes non-corporate tax expense. Non-corporate tax expense is included within general and administrative expenses in our Unaudited Consolidated Statements of Operations. Prior to the IPO, we did not have any corporate income tax expense. 2 Includes equity-based compensation to employees and directors, as well as equity-based payments to non-employees. 3 Includes the non-cash impact of the initial recognition of servicing liabilities and subsequent fair value changes in such servicing liabilities during the periods presented. 4 In 2018, non-recurring transaction expenses include certain costs associated with our IPO, which were not deferrable against the proceeds of the IPO. In 2017, non-recurring transaction expenses include one-time fees paid to an affiliate of one of the members of the board of directors in conjunction with the August 2017 term loan transaction. 46 Adjusted EBITDA margin 52% 52% 47% 45% Adjusted EBITDA$46,357 $58,877 $110,954 $138,460

Reconciliation of Net Cash Provided by to Free Cash Flow Operating Activities YTD Q3’18 ($ in thousands) Net cash provided by operating activities1 Purchases of property, equipment and software Change in restricted cash2 $203,421 (4,849) (31,685) Pro Forma Net Income 87,672 1 Net cash provided by operating activities includes the impact of the $58,731 source of cash from Loan Receivables Held for Sale. 2 Free Cash Flow does not include the impact of the $31,685 increase in restricted cash since this cash is not available for general corporate purposes. 47 Free Cash Flow conversion % 190% Free Cash Flow 166,887